EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

2nd Quarter 2023

All information included in this financial supplement is unaudited.
.

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

2Q 2023 Financial Supplement	2

Consolidated Financials
and Key Metrics

2Q 2023 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	Change	6/30/2022	6/30/2023	Change

Net income (loss)	$1,011	$648	$138	$266	$831	(17.8)%	$1,608	$1,097	(31.8)%
Net income (loss) attributable to the noncontrolling interest	(44)	(54)	(76)	(89)	(72)	(63.6)%	(111)	(161)	(45.0)%
Net income (loss) attributable to Holdings	$967	$594	$62	$177	$759	(21.5)%	$1,497	$936	(37.5)%

Non-GAAP Operating Earnings (1)	$493	$386	$348	$364	$441	(10.5)%	$992	$805	(18.9)%

Total equity attributable to Holdings' shareholders	$5,702	$3,411	$1,401	$3,754	$3,553	(37.7)%	$5,702	$3,553	(37.7)%
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	—%	1,562	1,562	—%
Total equity attributable to Holdings' common shareholders	4,140	1,849	(161)	2,192	1,991	(51.9)%	4,140	1,991	(51.9)%
Less: Accumulated other comprehensive income (loss)	(4,165)	(6,870)	(8,992)	(6,516)	(7,142)	(71.5)%	(4,165)	(7,142)	(71.5)%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,305	$8,719	$8,831	$8,708	$9,133	10.0%	$8,305	$9,133	10.0%

Return on Equity (ex. AOCI) - TTM	N/A	N/A	24.7%	19.9%	17.1%		N/A	17.1%
Non-GAAP Operating ROE (1)	N/A	N/A	19.6%	17.5%	16.5%		N/A	16.5%

Debt to capital:
Debt to Capital (ex. AOCI)	28.0%	27.2%	27.0%	29.7%	26.3%		28.0%	26.3%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$2.47	$1.54	$0.10	$0.45	$2.06	(16.7)%	$3.77	$2.49	(34.0)%
Non-GAAP Operating Earnings (1)	$1.23	$0.99	$0.87	$0.96	$1.17	(5.0)%	$2.46	$2.13	(13.7)%
Book value per common share	$10.99	$5.00	$(0.44)	$6.10	$5.69	(48.3)%	$10.99	$5.69	(48.3)%
Book value per common share (ex. AOCI)	$22.04	$23.56	$24.19	$24.25	$26.08	18.3%	$22.04	$26.08	18.3%

Weighted-average common shares outstanding:
Basic	378.9	374.5	368.6	361.9	355.2	(6.3)%	383.7	358.5	(6.6)%
Diluted	380.6	376.8	371.5	364.1	356.1	(6.4)%	386.1	360.0	(6.8)%

Ending common shares outstanding	376.8	370.0	365.0	359.1	350.2	(7.1)%	376.8	350.2	(7.1)%

Return to common shareholders:
Common stock dividend	$75	$75	$74	$72	$78		$145	$150
Repurchase of common shares	220	200	150	214	226		499	440
Total capital returned to common shareholders	$295	$275	$224	$286	$304		$644	$591

Market Values:
S&P 500	3,785	3,586	3,840	4,109	4,450	17.6%	3,785	4,450	17.6%
US 10-Year Treasury	3.0%	3.8%	3.9%	3.5%	3.8%		3.0%	3.8%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

2Q 2023 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						Six Months Ended
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	Change	6/30/2022	6/30/2023	Change

Revenues
Policy charges and fee income	$620	$603	$581	$588	$594	(4.2)%	$1,270	$1,182	(6.9)%
Premiums	238	259	250	276	280	17.6%	485	556	14.6%
Net derivative gains (losses)	1,858	199	(1,309)	(841)	(917)	(149.4)%	2,017	(1,758)	(187.2)%
Net investment income (loss)	711	842	958	990	1,036	45.7%	1,515	2,026	33.7%
Investment gains (losses), net	(232)	(332)	(55)	(87)	(56)	75.9%	(558)	(143)	74.4%
Investment management and service fees	1,197	1,179	1,160	1,180	1,182	(1.3)%	2,552	2,362	(7.4)%
Other income	298	242	231	251	258	(13.4)%	555	509	(8.3)%
Total revenues	4,690	2,992	1,816	2,357	2,377	(49.3)%	7,836	4,734	(39.6)%

Benefits and other deductions
Policyholders’ benefits	589	629	696	730	684	16.1%	1,391	1,414	1.7%
Remeasurement of liability for future policy benefits	12	20	12	4	(7)	(158.3)%	34	(3)	—%
Change in market risk benefits and purchased market risk benefits	814	(491)	(1,136)	20	(975)	(219.8)%	347	(955)	—%
Interest credited to policyholders’ account balances	310	378	409	463	501	61.6%	623	964	54.7%
Compensation and benefits	518	568	519	583	566	9.3%	1,114	1,149	3.1%
Commissions and distribution related payments	394	368	383	380	393	(0.3)%	816	773	(5.3)%
Interest expense	50	51	53	61	55	10.0%	97	116	19.6%
Amortization of deferred policy acquisition costs	145	148	150	152	155	6.9%	288	307	6.6%
Other operating costs and expenses	583	496	572	423	466	(20.1)%	1,117	889	(20.4)%
Total benefits and other deductions	3,415	2,167	1,658	2,816	1,838	(46.2)%	5,827	4,654	(20.1)%

Income (loss) from operations, before income taxes	1,275	825	158	(459)	539	(57.7)%	2,009	80	(96.0)%
Income tax (expense) benefit	(264)	(177)	(20)	725	292	210.6%	(401)	1,017	353.6%
Net income (loss)	1,011	648	138	266	831	(17.8)%	1,608	1,097	(31.8)%
Less: net (income) loss attributable to the noncontrolling interest	(44)	(54)	(76)	(89)	(72)	(63.6)%	(111)	(161)	(45.0)%
Net income (loss) attributable to Holdings	$967	$594	$62	$177	$759	(21.5)%	$1,497	$936	(37.5)%
Less: Preferred stock dividends	(26)	(14)	(26)	(14)	(26)	—%	(40)	(40)	—%
Net income (loss) available to Holdings' common shareholders	$941	$580	$36	$163	$733	(22.1)%	$1,457	$896	(38.5)%

Adjustments related to:
Variable annuity product features	$(1,031)	$(675)	$129	$861	$(65)		$(1,647)	$796
Investment gains (losses), net	231	333	55	87	56		557	143
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	19	19	25	9	9		38	18
Other adjustments (1) (2)	177	50	150	45	62		405	107
Income tax (expense) benefit related to above adjustments	127	58	(76)	(210)	(13)		136	(223)
Non-recurring tax items (3)	3	7	3	(605)	(367)		6	(972)
Non-GAAP Operating earnings (4)	$493	$386	$348	$364	$441		$992	$805

Notes:
(1) Includes certain gross legal expenses related to the cost of insurance litigation, and claims related to a commercial relationship of $35 million, $107 million, $35 million and $166 million for the three and six months ended June 30, 2023 and 2022, respectively. Includes policyholder benefit costs of $75 million for the six months ended June 30, 2022, stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market.
(2) Includes Non-GMxB related derivative hedge losses of $7 million, ($38) million, $9 million and ($40) million for the three and six months ended June 30, 2023 and 2022, respectively.
(3) For the three and six months ended March 31 and June, 30 2023, non-recurring tax items reflect the effect of uncertain tax positions for a given audit period and a decrease of a deferred tax valuation allowance recorded during the fourth quarter 2022.
(4) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

2Q 2023 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023

Assets
Total investments	$93,216	$92,517	$93,097	$96,223	$97,722
Cash and cash equivalents	5,109	4,139	4,281	5,018	7,693
Cash and securities segregated, at fair value	1,747	1,335	1,522	1,055	879
Broker-dealer related receivables	2,666	2,539	2,338	2,203	2,053
Deferred policy acquisition costs	6,254	6,322	6,369	6,419	6,512
Goodwill and other intangible assets, net	4,721	5,635	5,482	5,478	5,463
Amounts due from reinsurers	4,376	4,320	8,471	8,453	8,395
Current and deferred income taxes	1,645	2,207	781	1,294	1,726
Purchased market risk benefits	11,739	10,737	10,423	10,676	9,931
Other assets	4,783	4,678	4,033	3,629	3,391
Assets held-for-sale	—	—	562	671	566
Separate Accounts assets	116,765	109,622	114,853	119,752	123,898
Assets for market risk benefits	539	514	490	629	777
Total assets	$253,560	$244,565	$252,702	$261,500	$269,006

Liabilities
Policyholders’ account balances	$78,773	$80,009	$83,866	$86,761	$91,595
Liability for market risk benefits	16,723	15,569	15,766	15,061	13,642
Future policy benefits and other policyholders’ liabilities	16,656	16,305	16,603	16,738	16,786
Broker-dealer related payables	612	607	715	888	1,522
Customers related payables	3,821	3,361	3,323	2,595	2,526
Amounts due to reinsurers	1,353	1,348	1,533	1,428	1,404
Short-term debt	245	767	759	751	—
Long-term debt	3,840	3,321	3,322	3,819	3,819
Notes issued by consolidated variable interest entities, at fair value using the fair value option	1,150	1,165	1,150	1,169	1,484
Other liabilities	6,162	7,247	7,108	6,296	6,410
Liabilities held-for-sale	—	—	108	158	129
Separate Accounts liabilities	116,765	109,622	114,853	119,752	123,898
Total liabilities	246,100	239,321	249,106	255,416	263,215
Redeemable noncontrolling interest	348	354	455	613	531

Equity
Preferred stock	1,562	1,562	1,562	1,562	1,562
Common stock	4	4	4	4	4
Additional paid-in capital	1,918	2,027	2,299	2,298	2,297
Treasury shares	(3,065)	(3,202)	(3,297)	(3,400)	(3,493)
Retained earnings	9,448	9,890	9,825	9,806	10,325
Accumulated other comprehensive income (loss)	(4,165)	(6,870)	(8,992)	(6,516)	(7,142)
Total equity attributable to Holdings	5,702	3,411	1,401	3,754	3,553
Noncontrolling interest	1,410	1,479	1,740	1,717	1,707
Total equity	7,112	4,890	3,141	5,471	5,260
Total liabilities, redeemable noncontrolling interest and equity	$253,560	$244,565	$252,702	$261,500	$269,006

2Q 2023 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023

Short-term and long-term debt:
Short-term debt
AB commercial paper	$—	$—	$—	$—	$—
AB revolving credit facility	—	—	—	—	—
CLO Warehousing Debt (1)	245	248	239	231	—
Current portion of Long-term debt	—	519	520	520	—
Total short-term debt	245	767	759	751	—

Total long-term debt	3,840	3,321	3,322	3,819	3,819

Total short-term and long-term debt: [A]	$4,085	$4,088	$4,081	$4,570	$3,819

Equity:
Preferred stock	$1,562	$1,562	$1,562	$1,562	$1,562
Common stock	4	4	4	4	4
Additional paid-in capital	1,918	2,027	2,299	2,298	2,297
Treasury stock, at cost	(3,065)	(3,202)	(3,297)	(3,400)	(3,493)
Retained earnings	9,448	9,890	9,825	9,806	10,325
Accumulated other comprehensive income (loss)	(4,165)	(6,870)	(8,992)	(6,516)	(7,142)
Total equity attributable to Holdings	5,702	3,411	1,401	3,754	3,553
Noncontrolling interest	1,410	1,479	1,740	1,717	1,707
Total equity	$7,112	$4,890	$3,141	$5,471	$5,260

Total equity attributable to Holdings, (ex. AOCI): [B]	$9,867	$10,281	$10,393	$10,270	$10,695

Capital:
Total capitalization (2)	$9,542	$7,251	$5,243	$8,093	$7,372
Total capitalization (ex. AOCI): [A+B] (3)	$13,707	$14,121	$14,235	$14,609	$14,514

Debt to capital:
Debt to capital (ex. AOCI) (3)	28.0%	27.2%	27.0%	29.7%	26.3%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	384.2	376.8	370.0	365.0	359.1
Repurchases	—	(4.7)	(3.1)	(4.5)	(3.6)
Retirements	(7.6)	(2.3)	(1.9)	(2.8)	(5.3)
Issuances	0.2	0.2	—	1.3	0.1
Ending basic common shares outstanding	376.8	370.0	365.0	359.1	350.2
Total potentially dilutive shares	2.3	2.3	2.3	2.2	1.5
Ending common shares outstanding - maximum potential dilution	379.1	372.3	367.3	361.3	351.7
Notes:
(1) CLO Warehousing Debt related to VIE consolidation of CLO investment.
(2) Total capitalization exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(3) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.

2Q 2023 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

	Three Months Ended June 30, 2023
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$165	$66	$—	$524	$—	$44	$75	$—	$874
Net investment income (loss)	391	132	2	242	3	60	187	8	1,025
Net derivative gains (losses)	(5)	—	(1)	(16)	—	—	(5)	4	(23)
Investment management, service fees and other income	96	69	999	34	388	99	5	(230)	1,460
Segment revenues	647	267	1,000	784	391	203	262	(218)	3,336
Benefits and other deductions
Policyholders’ benefits	19	—	—	484	—	61	120	—	684
Remeasurement of liability for future policy benefits	(1)	—	—	(2)	—	—	(4)	—	(7)
Interest credited to policyholders’ account balances	160	52	—	130	—	12	147	—	501
Commissions and distribution related payments	63	47	150	36	243	43	4	(193)	393
Amortization of deferred policy acquisition costs	92	15	—	30	—	16	2	—	155
Compensation and benefits, interest expense and financing fees and other operating costs and expense	43	29	647	77	94	19	119	(25)	1,003
Segment benefits and other deductions	376	143	797	755	337	151	388	(218)	2,729
Operating earnings (loss), before income taxes	271	124	203	29	54	52	(126)	—	607
Income Taxes	(37)	(17)	(24)	(5)	(12)	(7)	19	—	(83)
Operating earnings (loss), before noncontrolling interest	234	107	179	24	42	45	(107)	—	524
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(80)	—	—	—	(3)	—	(83)
Operating earnings (loss)	$234	$107	$99	$24	$42	$45	$(110)	$—	$441

	Three Months Ended June 30, 2022
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$163	$83	$—	$505	$—	$37	$70	$—	$858
Net investment income (loss)	229	163	(26)	252	—	59	111	24	812
Net derivative gains (losses)	(10)	(9)	22	(5)	—	—	17	3	18
Investment Management, service fees and other income	89	61	1,007	37	368	103	2	(223)	1,444
Segment revenues	471	298	1,003	789	368	199	200	(196)	3,132
Benefits and other deductions
Policyholders’ benefits	13	—	—	396	—	38	142	—	589
Remeasurement of liability for future policy benefits	(1)	—	—	5	—	1	8	—	13
Interest credited to policyholders’ account balances	66	72	—	122	—	13	37	—	310
Commissions and distribution related payments	54	42	159	34	245	47	3	(190)	394
Amortization of deferred policy acquisition costs	82	15	—	29	—	17	2	—	145
Compensation and benefits, interest expense and financing fees and other operating costs and expense	30	32	623	70	91	14	128	(6)	982
Segment benefits and other deductions	244	161	782	656	336	130	320	(196)	2,433
Operating earnings (loss), before income taxes	227	137	221	133	32	69	(120)	—	699
Income Taxes	(41)	(26)	(40)	(23)	(8)	(12)	20	—	(130)
Operating earnings (loss), before noncontrolling interest	186	111	181	110	24	57	(100)	—	569
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(80)	—	—	—	4	—	(76)
Operating earnings (loss)	$186	$111	$101	$110	$24	$57	$(96)	$—	$493

2Q 2023 Financial Supplement	8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	Six Months Ended June 30, 2023
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$328	$130	$—	$1,044	$—	$78	$158	$—	$1,738
Net investment income (loss)	731	244	11	459	5	126	384	42	2,002
Net derivative gains (losses)	(10)	(1)	(11)	(18)	—	—	(11)	8	(43)
Investment Management, service fees and other income	186	131	2,009	66	748	205	12	(448)	2,909
Segment revenues	1,235	504	2,009	1,551	753	409	543	(398)	6,606
Benefits and other deductions
Policyholders’ benefits	43	—	—	1,019	—	107	245	—	1,414
Remeasurement of liability for future policy benefits	—	—	—	4	—	—	(7)	—	(3)
Interest credited to policyholders’ account balances	289	102	—	255	—	24	294	—	964
Commissions and distribution related payments	123	84	298	70	471	86	9	(368)	773
Amortization of deferred policy acquisition costs	181	30	—	59	—	32	5	—	307
Compensation and benefits, interest expense and financing fees and other operating costs and expense	90	58	1,284	157	185	37	222	(30)	2,003
Segment benefits and other deductions	726	274	1,582	1,564	656	286	768	(398)	5,458
Operating earnings (loss), before income taxes	509	230	427	(13)	97	123	(225)	—	1,148
Income Taxes	(75)	(34)	(60)	2	(23)	(18)	39	—	(169)
Operating earnings (loss), before noncontrolling interest	434	196	367	(11)	74	105	(186)	—	979
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(169)	—	—	—	(5)	—	(174)
Operating earnings (loss)	$434	$196	$198	$(11)	$74	$105	$(191)	$—	$805

	Six Months Ended June 30, 2022
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$346	$177	$—	$1,005	$—	$72	$155	$—	$1,755
Net investment income (loss)	465	343	(49)	524	—	120	237	47	1,687
Net derivative gains (losses)	(18)	(14)	42	(5)	—	—	18	7	30
Investment Management, service fees and other income	185	127	2,145	74	744	222	13	(449)	3,061
Segment revenues	978	633	2,138	1,598	744	414	423	(395)	6,533
Benefits and other deductions
Policyholders’ benefits	31	—	—	946	—	74	270	—	1,321
Remeasurement of liability for future policy benefits	(1)	—	—	13	—	2	15	—	29
Interest credited to policyholders’ account balances	126	150	—	250	—	25	72	—	623
Commissions and distribution related payments	118	84	335	68	484	102	8	(383)	816
Amortization of deferred policy acquisition costs	162	30	—	58	—	33	5	—	288
Compensation and benefits, interest expense and financing fees and other operating costs and expense	71	60	1,298	133	184	33	268	(12)	2,035
Segment benefits and other deductions	507	324	1,633	1,468	668	269	638	(395)	5,112
Operating earnings (loss), before income taxes	471	309	505	130	76	145	(215)	—	1,421
Income Taxes	(82)	(54)	(86)	(23)	(20)	(25)	40	—	(250)
Operating earnings (loss), before noncontrolling interest	389	255	419	107	56	120	(175)	—	1,171
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(182)	—	—	—	3	—	(179)
Operating earnings (loss)	$389	$255	$237	$107	$56	$120	$(172)	$—	$992

2Q 2023 Financial Supplement	9

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023

Assets Under Management

AB AUM
Total AB	$646.8	$612.7	$646.4	$675.9	$691.5
Exclusion for General Account and other Affiliated Accounts	(69.4)	(66.8)	(66.8)	(69.3)	(73.7)
Exclusion for Separate Accounts	(38.4)	(36.1)	(38.2)	(39.5)	(41.0)
AB third party	$539.0	$509.8	$541.4	$567.2	$576.8

Total company AUM
AB third party	$539.0	$509.8	$541.4	$567.2	$576.8
General Account and other Affiliated Accounts (1) (3) (4)	98.3	96.7	97.4	101.2	105.4
Separate Accounts (2) (3) (4)	116.8	109.6	114.9	119.8	123.9
Total AUM	$754.1	$716.1	$753.6	$788.1	$806.1

Total Assets Under Administration (AUA) (5)	$70.4	$68.4	$72.4	$75.6	$80.4

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,166	4,129	4,258	4,124	4,101

Notes:

(1) “General Account and Other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023 and June 30, 2023, Separate Account and General Account AUM is inclusive of $12.7 billion, $60 million, $11.7 billion, $58 million, $12.1 billion, $56 million, $12.3 billion, $54 million, $12.6 billion and $52 million, respectively, Account Value ceded to Venerable. For additional information on the Venerable transaction see Note 1 of the Notes to Consolidated Financial Statements within the 10-K.
(4) As of June 30, 2023 and December 31, 2022, Separate Account is inclusive $6.3 billion and $5.6 billion & General Account AUM is inclusive $3.8 billion and $3.9 billion, respectively, Account Value ceded to Global Atlantic. For additional information on the Global Atlantic transaction see MD&A - Executive Summary “Global Atlantic Reinsurance Transaction" within the 10-K.

(5) Includes Advisory and Brokerage AUA included in our Wealth Management segment.

2Q 2023 Financial Supplement	10

Sales Metrics by Segment

	For the Three Months Ended						Six Months Ended
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	Change	6/30/2022	6/30/2023	Change

Insurance Operations

Individual Retirement
First year premiums and deposits	$3,021	$2,975	$2,594	$2,843	$3,650	20.8%	$5,794	$6,493	12.1%
Renewal premium and deposits	11	14	6	8	10	(12.2)%	23	18	(21.5)%
Total Gross Premiums	$3,032	$2,989	$2,600	$2,851	$3,660	20.7%	$5,817	$6,511	11.9%

Group Retirement
First year premiums and deposits	$476	$371	$392	$323	$372	(21.8)%	$1,355	$695	(48.7)%
Renewal premium and deposits	657	490	560	574	622	(5.4)%	1,280	1,196	(6.6)%
Total Gross Premiums	$1,133	$861	$952	$897	$994	(12.2)%	$2,635	$1,891	(28.2)%

Protection Solutions
First year premiums and deposits	$99	$101	$108	$103	$107	8.4%	$215	$210	(2.2)%
Renewal premium and deposits	661	668	668	683	662	0.2%	1,323	1,345	1.7%
Total Gross Premiums	$760	$769	$776	$786	$770	1.3%	$1,538	$1,556	1.2%

Investment Management and Research (in billions USD)
Gross Sales by distribution channel
Institutional	$3.3	$1.9	$12.6	$3.0	$1.5	(54.5)%	$17.6	$4.5	(74.4)%
Retail	17.3	13.8	14.2	16.8	16.5	(4.6)%	37.9	33.3	(12.1)%
Private Wealth	3.3	4.1	4.1	5.8	4.4	33.3%	9.3	10.2	9.7%
Firmwide Gross Sales	$23.9	$19.8	$30.9	$25.6	$22.4	(6.3)%	$64.8	$48.0	(25.9)%

Gross sales by investment service
Equity Active (3)	$11.4	$8.0	$9.3	$8.5	$9.3	(18.4)%	$28.7	$17.8	(38.0)%
Equity Passive (1)	1.1	0.4	0.1	0.2	0.4	(63.6)%	1.3	0.6	(53.8)%
Fixed Income - Taxable	4.0	6.1	8.3	11.1	7.6	90.0%	11.1	18.7	68.5%
Fixed Income - Tax-Exempt	5.2	3.2	3.6	3.9	3.4	(34.6)%	9.2	7.3	(20.7)%
Fixed Income Passive (1)	—	—	—	—	—	—%	(0.1)	—	100.0%
Alternatives/Multi-Asset Solutions (2) (3)	2.2	2.1	9.5	1.9	1.7	(22.7)%	14.6	3.6	(75.3)%
Firmwide Gross Sales	$23.9	$19.8	$30.9	$25.6	$22.4	(6.3)%	$64.8	$48.0	(25.9)%

Wealth Management (in millions USD)
Sales by Product Type
Advisory	$2,379	$2,114	$1,850	$2,316	$2,315	(2.7)%	$5,124	$4,631	(9.6)%
Brokerage and Direct	654	805	907	1,099	1,172	79.2%	1,365	2,271	66.4%
Retirement, Premiums and Deposits	2,597	2,713	2,877	3,024	3,231	24.4%	5,157	6,255	21.3%
Total sales	$5,631	$5,632	$5,634	$6,439	$6,718	19.3%	$11,646	$13,157	13.0%
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services
(3) AB line item does not cross foot for the six months ended 2023 due to rounding.

2Q 2023 Financial Supplement	11

Business Segments:
Operating Earnings Results and Metrics

2Q 2023 Financial Supplement	12

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	Change	6/30/2022	6/30/2023	Change

Revenues
Policy charges, fee income and premiums	$163	$158	$151	$163	$165	1.2%	$346	$328	(5.2)%
Net investment income (loss)	229	283	308	340	391	70.7%	465	731	57.2%
Net derivative gains (losses)	(10)	(16)	(8)	(5)	(5)	50.0%	(18)	(10)	44.4%
Investment management, service fees and other income	89	87	87	90	96	7.9%	185	186	0.5%
Segment revenues	471	512	538	588	647	37.4%	978	1,235	26.3%

Benefits and other deductions
Policyholders’ benefits	13	14	11	24	19	46.2%	31	43	38.7%
Remeasurement of Liability for Future Policy Benefits	(1)	(1)	(1)	1	(1)	—%	(1)	—	100.0%
Interest credited to policyholders’ account balances	66	85	107	129	160	142.4%	126	289	129.4%
Commissions and distribution-related payments	54	54	63	60	63	16.7%	118	123	4.2%
Amortization of deferred policy acquisition costs	82	85	87	89	92	12.2%	162	181	11.7%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	30	47	47	47	43	43.3%	71	90	26.8%
Segment benefits and other deductions	244	284	314	350	376	54.1%	507	726	43.2%

Operating earnings (loss), before income taxes	227	228	224	238	271	19.4%	471	509	8.1%
Income taxes	(41)	(45)	(34)	(38)	(37)	9.8%	(82)	(75)	8.5%
Operating earnings (loss), before noncontrolling interest	186	183	190	200	234	25.8%	389	434	11.6%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$186	$183	$190	$200	$234	25.8%	$389	$434	11.6%

Summary Metrics

Operating earnings (loss) - TTM: [A]	N/A	N/A	$762	$759	$807	(23.6)%	N/A	$807	(23.6)%

Average Account Value (TTM)	$78,269	$75,911	$73,823	$73,620	$76,656	(2.1)%	$78,269	$76,656	(2.1)%

Return on assets (TTM)	N/A	N/A	1.25%	1.25%	1.25%		N/A	1.25%

Net flows	$1,166	$1,262	$840	$932	$1,501	28.7%	$1,831	$2,433	32.9%

First year premiums and deposits	$3,021	$2,975	$2,594	$2,843	$3,650	20.8%	$5,794	$6,493	12.1%

In-force Policy Count by Product (in thousands):	578	583	587	590	596		578	596

2Q 2023 Financial Supplement	13

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	6/30/2022	6/30/2023

Sales Metrics
First Year Premiums and Deposits by Product:
SCS	$2,183	$2,038	$1,806	$1,997	$2,626	$4,109	$4,623
SCS Income	124	204	186	243	258	191	501
Retirement Cornerstone	390	421	334	300	511	871	811
Investment Edge	289	271	235	253	216	530	469
Other	35	41	33	50	39	93	89
Total First Year Premiums and Deposits	$3,021	$2,975	$2,594	$2,843	$3,650	$5,794	$6,493

Account Values
General Account:
Balance as of beginning of period	$36,901	$34,614	$34,562	$37,822	$41,166	$36,709	$37,822
Gross premiums and deposits (1)	2,202	2,147	1,942	2,172	2,752	4,014	4,924
Surrenders, withdrawals and benefits	(813)	(723)	(764)	(870)	(955)	(1,705)	(1,825)
Net flows	1,389	1,424	1,178	1,302	1,797	2,309	3,099
Investment performance, interest credited and policy charges	(3,676)	(1,476)	2,082	2,039	2,341	(4,404)	4,380
Balance as of end of period	$34,614	$34,562	$37,822	$41,166	$45,304	$34,614	$45,304
Separate Accounts:
Balance as of beginning of period	$42,711	$37,137	$35,091	$36,455	$37,634	$45,920	$36,455
Gross premiums and deposits (1)	855	872	669	699	923	1,844	1,622
Surrenders, withdrawals and benefits	(1,078)	(1,034)	(1,007)	(1,069)	(1,219)	(2,322)	(2,288)
Net flows	(223)	(162)	(338)	(370)	(296)	(478)	(666)
Investment performance, interest credited and policy charges	(5,351)	(1,884)	1,702	1,545	1,251	(8,305)	2,796
Balance as of end of period	$37,137	$35,091	$36,455	$37,634	$38,589	$37,137	$38,589
Total:
Balance as of beginning of period	$79,612	$71,751	$69,653	$74,277	$78,800	$82,629	$74,277
Gross premiums and deposits (1)	3,057	3,019	2,611	2,871	3,675	5,858	6,546
Surrenders, withdrawals and benefits	(1,891)	(1,757)	(1,771)	(1,939)	(2,174)	(4,027)	(4,113)
Net flows	1,166	1,262	840	932	1,501	1,831	2,433
Investment performance, interest credited and policy charges	(9,027)	(3,360)	3,784	3,584	3,592	(12,709)	7,176
Other	—	—	—	7	—	—	7
Balance as of end of period	$71,751	$69,653	$74,277	$78,800	$83,893	$71,751	$83,893

Net Amount at Risk (NAR)
Total GMIB NAR	$31	$18	$18	$7	$12	$31	$12
Total GMWB NAR	—	—	—	—	—	—	—
Total GMDB NAR	3,856	4,804	4,248	3,458	3,294	3,856	3,294
MRB Reserves (Net of Reinsurance)	$477	$459	$588	$367	$168	$477	$168
Notes:
(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

2Q 2023 Financial Supplement	14

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	Change	6/30/2022	6/30/2023	Change

Revenues
Policy charges, fee income and premiums	$83	$80	$61	$64	$66	(20.5)%	$177	$130	(26.6)%
Net investment income (loss)	163	160	121	112	132	(19.0)%	343	244	(28.9)%
Net derivative gains (losses)	(9)	(13)	(3)	(1)	—	100.0%	(14)	(1)	92.9%
Investment management, service fees and other income	61	60	59	62	69	13.1%	127	131	3.1%
Segment revenues	298	287	238	237	267	(10.4)%	633	504	(20.4)%

Benefits and other deductions
Policyholder benefits	—	—	—	—	—	—%	—	—	—%
Remeasurement of liability for future policy benefits	—	—	—	—	—	—%	—	—	—%
Interest credited to policyholders’ account balances	72	79	52	50	52	(27.8)%	150	102	(32.0)%
Commissions and distribution-related payments	42	33	37	37	47	11.9%	84	84	—%
Amortization of deferred policy acquisition costs	15	14	15	15	15	—%	30	30	—%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	32	37	27	29	29	(9.4)%	60	58	(3.3)%
Segment benefits and other deductions	161	163	131	131	143	(11.2)%	324	274	(15.4)%

Operating earnings (loss), before income taxes	137	124	107	106	124	(9.5)%	309	230	(25.6)%
Income taxes	(26)	(25)	(15)	(17)	(17)	34.6%	(54)	(34)	37.0%
Operating earnings (loss), before noncontrolling interest	111	99	92	89	107	(3.6)%	255	196	(23.1)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$111	$99	$92	$89	$107	(3.6)%	$255	$196	(23.1)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	N/A	N/A	$446	$391	$387	(31.4)	N/A	$387	(31.4)%

Average Account Value (TTM)	$45,232	$43,680	$39,729	$36,612	$35,067	(22.5)%	$45,232	$35,067	(22.5)%

Return on assets (TTM)	N/A	N/A	1.36%	1.29%	1.31%		N/A	1.31%

Net flows (1)	$144	$(57)	$24	$30	$(66)	(145.8)%	$667	$(36)	(105.4)%

Gross premiums and deposits	$1,133	$861	$952	$897	$994	(12.2)%	$2,635	$1,891	(28.2)%

Notes:
(1) For the three months ended March 31, 2023, three months ended June 30, 2023, and six months ended June 30, 2023 net outflows of $180 million, $140 million,and $320 million are excluded as these amounts are related to ceded AV to Global Atlantic.

2Q 2023 Financial Supplement	15

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	6/30/2022	6/30/2023

Sales Metrics
Gross premiums and deposits:
First-year premiums and deposits	$476	$371	$392	$323	$372	$1,355	$695
Renewal premiums and deposits	657	490	560	574	622	1,280	1,196
Group Retirement premiums and deposits	$1,133	$861	$952	$897	$994	$2,635	$1,891

Gross premiums and deposits by market:
Tax-exempt	$231	$293	$258	$211	$275	$450	$485
Corporate	62	69	103	84	70	151	153
Institutional	179	3	25	25	23	744	49
Other	4	6	6	3	4	10	8
Total First Year Premiums and Deposits	476	371	392	323	372	1,355	695
Tax-exempt	518	364	435	428	494	986	922
Corporate	94	93	87	105	88	197	193
Institutional	—	—	—	—	—	—	—
Other	45	33	38	41	40	97	81
Total renewal premiums and deposits	657	490	560	574	622	1,280	1,196
Group Retirement premiums and deposits by market	$1,133	$861	$952	$897	$994	$2,635	$1,891

Account Values and Assets under Administration
General Account:
Balance as of beginning of period	$13,171	$13,240	$13,234	$9,175	$9,133	$13,046	$9,175
Gross premiums and deposits	299	242	239	201	242	628	443
Surrenders, withdrawals and benefits	(256)	(304)	(333)	(331)	(352)	(526)	(683)
Net flows (1)	43	(62)	(94)	(130)	(110)	102	(240)
Investment performance, interest credited and policy charges (1)	26	56	87	80	78	92	158
Ceded to Global Atlantic (2)	—	—	(4,052)	—	—	—	—
Other (3)	—	—	—	8	—	—	8
Balance as of end of period	$13,240	$13,234	$9,175	$9,133	$9,101	$13,240	$9,101

Separate Accounts and Mutual Funds
Balance as of beginning of period	$32,864	$27,927	$26,476	$22,830	$24,434	$34,763	$22,830
Gross premiums and deposits	834	619	713	697	751	2,007	1,448
Surrenders, withdrawals and benefits	(733)	(614)	(595)	(537)	(707)	(1,442)	(1,244)
Net flows (1)	101	5	118	160	44	565	204
Investment performance, interest credited and policy charges (1)	(5,038)	(1,456)	1,547	1,422	1,406	(7,401)	2,828
Ceded to Global Atlantic (2)	—	—	(5,311)	—	—	—	—
Other (3)	—	—	—	22	—	—	22
Balance as of end of period	$27,927	$26,476	$22,830	$24,434	$25,884	$27,927	$25,884

Total:
Balance as of beginning of period	$46,035	$41,167	$39,710	$32,005	$33,567	$47,809	$32,005
Gross premiums and deposits	1,133	861	952	898	993	2,635	1,891
Surrenders, withdrawals and benefits	(989)	(918)	(928)	(868)	(1,059)	(1,968)	(1,927)
Net flows (1)	144	(57)	24	30	(66)	667	(36)
Investment performance, interest credited and policy charges (1)	(5,012)	(1,400)	1,634	1,502	1,484	(7,309)	2,986
Ceded to Global Atlantic (2)	—	—	(9,363)	—	—	—	—
Other (3)	—	—	—	30	—	—	30
Balance as of end of period	$41,167	$39,710	$32,005	$33,567	$34,985	$41,167	$34,985
Notes:

2Q 2023 Financial Supplement	16

(1) For the three and six months ended June 30, 2023, net outflows of $140 million and $320 million and investment performance, interest credited and policy charges of $349 million and $749 million, respectively, are excluded as these amounts are related to ceded AV to Global Atlantic.

(2) Effective October 3, 2022, AV excludes activity related to ceded AV to Global Atlantic. In addition, roll-forward reflects the AV ceded to Global Atlantic as of the transaction date. For additional information on the Global Atlantic see MD&A - Executive Summary “.EQUI-VEST Reinsurance Transaction”.

(3) For the six months ended June 30, 2023, amounts reflect a total special payment applied to the accounts of active clients as part of a previously disclosed settlement agreement between Equitable Financial and the SEC.

2Q 2023 Financial Supplement	17

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	Change	6/30/2022	6/30/2023	Change

Revenues
Net investment income (loss)	$(26)	$(9)	$15	$9	$2	107.7%	$(49)	$11	122.4%
Net derivative gains (losses)	22	15	(16)	(10)	(1)	(104.5)%	42	(11)	(126.2)%
Investment management, service fees and other income	1,007	990	972	1,010	999	(0.8)%	2,145	2,009	(6.3)%
Segment Revenues	1,003	996	971	1,009	1,000	(0.3)%	2,138	2,009	(6.0)%

Benefits and other deductions
Commissions and distribution-related payments	159	152	143	148	150	(5.7)%	335	298	(11.0)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	623	641	598	637	647	1.6%	1,298	1,284	(2.9)%
Total benefits and other deductions	782	793	741	785	797	1.9%	1,633	1,582	(3.1)%

Operating earnings (loss), before income taxes	221	203	230	224	203	(8.1)%	505	427	(15.4)%
Income taxes	(40)	(35)	(41)	(36)	(24)	40.0%	(86)	(60)	30.2%
Operating earnings (loss), before noncontrolling interest	181	168	189	188	179	(1.1)%	419	367	(12.4)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(80)	(75)	(95)	(89)	(80)	—%	(182)	(169)	7.1%
Operating earnings (loss)	$101	$94	$94	$99	$99	(2.0)%	$237	$198	(16.5)%

Summary Metrics

Adjusted operating margin (1)	28.0%	25.8%	30.0%	28.7%	27.0%		29.9%	27.8%

Net flows (in billions USD) (2)	$(2.7)	$(10.5)	$(1.9)	$0.8	$(4.0)		$8.7	$(3.2)

Total AUM (in billions USD)	$646.8	$612.7	$646.4	$675.9	$691.5		$646.8	$691.5

Ownership Structure of AB

Holdings and its subsidiaries	63.5%	62.8%	59.9%	60.0%	59.9%		63.5%	59.9%
AB Holding	35.7%	36.5%	39.4%	39.3%	39.3%		35.7%	39.3%
Unaffiliated holders	0.8%	0.7%	0.7%	0.7%	0.8%		0.8%	0.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	65.0%	64.3%	61.3%	61.4%	61.4%		65.0%	61.4%
EQH average economic interest	64.8%	64.3%	62.4%	61.4%	61.4%		64.6%	61.4%

Units of limited partnership outstanding (in millions)	269.4	272.6	286.0	285.7	285.7		269.4	285.7
Notes:
(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein. During the second quarter of 2023, AB revised adjusted operating income to exclude interest on borrowings. We have recast prior periods presentation to align with the current period presentation.

(2) Discrete quarterly outflows related to AXA's redemptions for periods presented were $0.6 billion and $3.9 billion for the second and third quarter of 2022, respectively.

2Q 2023 Financial Supplement	18

Investment Management and Research - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023

AUM Roll-forward
Balance as of beginning of period	$735.4	$646.8	$612.7	$646.4	$675.9
Sales/new accounts	23.9	19.8	30.9	25.6	22.4
Redemptions/terminations	(22.6)	(24.9)	(23.2)	(20.6)	(23.1)
Cash flow/unreinvested dividends	(4.0)	(5.4)	(9.6)	(4.2)	(3.3)
Net long-term (outflows) inflows (5)	(2.7)	(10.5)	(1.9)	0.8	(4.0)
Adjustment (3)	(0.4)	—	—	—	—
Acquisition (4)	—	12.2	—	—	—
Market appreciation (depreciation)	(85.5)	(35.8)	35.6	28.7	19.6
Net change	(88.6)	(34.1)	33.7	29.5	15.6
Balance as of end of period	$646.8	$612.7	$646.4	$675.9	$691.5

Ending Assets by distribution channel
Institutions	$290.5	$279.4	$297.3	$306.6	$309.2
Retail	251.0	232.3	242.9	256.7	266.6
Private Wealth	105.3	101.0	106.2	112.6	115.7
Total	$646.8	$612.7	$646.4	$675.9	$691.5

Ending Assets by investment service
Equity
Actively Managed	$223.2	$202.9	$217.9	$229.1	$235.9
Passively Managed (1)	55.7	52.1	53.8	56.6	60.5
Total Equity	$278.9	$255.0	$271.7	$285.7	$296.4
Fixed Income
Actively Managed	$254.7	$239.1	$242.8	$253.7	$258.4
Passively Managed (1)	12.3	9.5	9.4	9.5	9.4
Total Fixed Income	267.0	248.6	252.2	263.2	267.8
Total Alternatives/Multi-Asset Solutions (2)	100.9	109.1	122.5	127.0	127.3
Total	$646.8	$612.7	$646.4	$675.9	$691.5

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services
(3) Approximately $0.4 billion of Institutional AUM was removed from our total assets under management during the second quarter of 2022 due to a change in the fee structure.
(4) The CarVal acquisition added approximately $12.2 billion of Institutional AUM in the third quarter of 2022.
(5) Discrete quarterly outflows related to AXA's redemptions for periods presented were as follows: $0.6 billion for the second quarter of 2022 and $3.9 billion for the third quarter of 2022.

2Q 2023 Financial Supplement	19

Investment Management and Research - Net Flows
	For the Three Months Ended					Six Months Ended or As of
(in billions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	6/30/2022	6/30/2023
Net Flows by Distribution Channel
Institutions
US	$0.6	$(0.6)	$(2.2)	$—	$4.0	$1.0	$4.0
Global and Non-US	0.1	(5.7)	3.9	(2.7)	(7.2)	9.9	(9.9)
Total Institutions	$0.7	$(6.3)	$1.7	$(2.7)	$(3.2)	$10.9	$(5.9)
Retail
US	$2.3	$(0.3)	$(0.7)	$—	$(1.0)	$6.5	$(1.0)
Global and Non-US	(4.6)	(4.7)	(2.7)	1.6	0.3	(9.8)	1.9
Total Retail	$(2.3)	$(5.0)	$(3.4)	$1.6	$(0.7)	$(3.3)	$0.9
Private Wealth
US	$(1.1)	$0.5	$0.1	$2.0	$0.3	$0.3	$2.3
Global and Non-US	—	0.3	(0.3)	(0.1)	(0.4)	0.8	(0.5)
Total Private Wealth	$(1.1)	$0.8	$(0.2)	$1.9	$(0.1)	$1.1	$1.8
Total Net Flows by Distribution Channel	$(2.7)	$(10.5)	$(1.9)	$0.8	$(4.0)	$8.7	$(3.2)
Net Flows by Investment Service
Equity Active
US	$0.8	$(0.3)	$—	$(1.4)	$(3.0)	$5.5	$(4.4)
Global and Non-US	(0.5)	(4.7)	(2.6)	(2.0)	(3.8)	(0.6)	(5.8)
Total Equity Active	$0.3	$(5.0)	$(2.6)	$(3.4)	$(6.8)	$4.9	$(10.2)
Equity Passive (1)
US	$0.5	$(0.2)	$(2.0)	$(0.6)	$—	$(0.2)	$(0.6)
Global and Non-US	(0.7)	(0.7)	(0.3)	(0.2)	(0.3)	(1.8)	(0.5)
Total Equity Passive (1)	$(0.2)	$(0.9)	$(2.3)	$(0.8)	$(0.3)	$(2.0)	$(1.1)
Fixed Income - Taxable (3)
US	$(1.3)	$(0.1)	$(0.2)	$2.5	$5.4	$(1.0)	$7.9
Global and Non-US	(4.3)	(3.5)	(3.8)	1.0	(0.5)	(9.3)	0.5
Total Fixed Income - Taxable	$(5.6)	$(3.6)	$(4.0)	$3.5	$4.9	$(10.3)	$8.4
Fixed Income - Tax-Exempt
US	$0.6	$—	$(1.0)	$1.6	$0.9	$1.6	$2.5
Global and Non-US	0.1	—	(0.1)	—	—	0.1	—
Total Fixed Income - Tax-Exempt	$0.7	$—	$(1.1)	$1.6	$0.9	$1.7	$2.5
Fixed Income - Passive (1)
US	$0.5	$(0.2)	$(0.3)	$(0.1)	$(0.1)	$0.3	$(0.2)
Global and Non-US	0.2	(1.9)	—	(0.1)	0.2	0.8	0.1
Total Fixed Income - Passive (1)	$0.7	$(2.1)	$(0.3)	$(0.2)	$0.1	$1.1	$(0.1)
Alternatives/Multi-Asset Solutions (2)
US	$0.5	$0.4	$0.7	$—	$0.1	$1.4	$0.1
Global and Non-US	0.9	0.7	7.7	0.1	(2.9)	11.9	(2.8)
Total Alternatives/Multi-Asset Solutions (2)	$1.4	$1.1	$8.4	$0.1	$(2.8)	$13.3	$(2.7)
Total Net Flows by Investment Service	$(2.7)	$(10.5)	$(1.9)	$0.8	$(4.0)	$8.7	$(3.2)
Active vs. Passive Net Flows
Actively Managed
Equity	$0.3	$(5.0)	$(2.6)	$(3.4)	$(6.8)	$4.9	$(10.2)
Fixed Income (3)	(4.8)	(3.6)	(5.1)	5.1	5.8	(8.6)	10.9
Alternatives/Multi-Asset Solutions (2)	1.1	0.8	7.6	0.1	(3.0)	12.4	(2.9)
Total	$(3.4)	$(7.8)	$(0.1)	$1.8	$(4.0)	$8.7	$(2.2)
Passively Managed (1)
Equity	$(0.3)	$(0.9)	$(2.3)	$(0.8)	$(0.3)	$(2.0)	$(1.1)
Fixed Income	0.7	(2.1)	(0.3)	(0.2)	0.1	1.1	(0.1)
Alternatives/Multi-Asset Solutions (2)	0.3	0.3	0.8	—	0.2	0.9	0.2
Total	$0.7	$(2.7)	$(1.8)	$(1.0)	$—	$—	$(1.0)
Total Active vs Passive Net Flows	$(2.7)	$(10.5)	$(1.9)	$0.8	$(4.0)	$8.7	$(3.2)
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services
(3) Discrete quarterly outflows related to AXA's redemptions for periods presented were as follows: $0.6 billion for the second quarter of 2022 and $3.9 billion for the third quarter of 2022.

2Q 2023 Financial Supplement	20

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	Change	6/30/2022	6/30/2023	Change

Revenues
Policy charges, fee income and premiums	$505	$502	$511	$520	$524	3.8%	$1,005	$1,044	3.9%
Net investment income (loss)	252	236	221	217	242	(4.0)%	524	459	(12.4)%
Net derivative gains (losses)	(5)	(13)	(2)	(2)	(16)	(220.0)%	(5)	(18)	(260.0)%
Investment management, service fees and other income	37	34	33	32	34	(8.1)%	74	66	(10.8)%
Segment revenues	789	759	763	767	784	(0.6)%	1,598	1,551	(2.9)%

Benefits and other deductions
Policyholders’ benefits	396	430	520	535	484	22.2%	946	1,019	7.7%
Remeasurement of liability for future policy benefits	5	22	12	6	(2)	(140.0)%	13	4	(69.2)%
Interest credited to policyholders’ account balances	122	130	131	125	130	6.6%	250	255	2.0%
Commissions and distribution-related payments	34	31	43	34	36	5.9%	68	70	2.9%
Amortization of deferred policy acquisition costs	29	29	30	29	30	3.4%	58	59	1.7%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	70	79	78	80	77	10.0%	133	157	18.0%
Segment benefits and other deductions	656	721	814	809	755	15.1%	1,468	1,564	6.5%

Operating earnings (loss), before income taxes	133	38	(51)	(42)	29	(78.2)%	130	(13)	(110.0)%
Income taxes	(23)	(8)	11	7	(5)	78.3%	(23)	2	108.7%
Operating earnings (loss), before noncontrolling interest	110	30	(40)	(35)	24	(78.2)%	107	(11)	(110.3)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(1)	—	—	—%	—	—	—%
Operating earnings (loss)	$110	$30	$(41)	$(35)	$24	(78.2)%	$107	$(11)	(110.3)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	N/A	N/A	$97	$65	$(21)	(106.6)%	N/A	$(21)	(106.6)%

Benefit ratio	65.7%	73.8%	85.3%	86.0%	78.3%		74.8%	82.1%

Gross written premiums (1)	$760	$769	$776	$786	$770	1.3%	$1,538	$1,556	1.2%

Annualized premiums	$67	$74	$74	$76	$78	16.1%	$144	$154	6.8%

Total in-force face amount (in billions USD) (2)	$420.6	$418.3	$417.0	$415.5	$414.7	(1.4)%	$420.6	$414.7	(1.4)%

Notes:
(1) 1Q'22 variable universal life renewals previously reported as $514 million during first quarter 2022. Amount updated to $249 million during second quarter 2022 to properly reflect variable universal life product renewals. This resulted in a change for gross written premiums from $1,033 million to $778 million.
(2) Total in-force face amount presented on a gross basis including ceded policies.

2Q 2023 Financial Supplement	21

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	6/30/2022	6/30/2023

Sales Metrics
First Year Premiums and Deposits by Product Line:
Universal Life	$—	$—	$—	$—	$—	$—	$—
Indexed Universal Life	4	4	5	2	3	10	5
Variable Universal Life	76	71	77	72	76	161	148
Term	3	3	3	3	3	7	6
Employee Benefits	16	23	22	26	25	37	51
Other (1)	—	—	1	—	—	—	—
Total	$99	$101	$108	$103	$107	$215	$210

Renewals by Product Line:
Universal Life	$185	$207	$179	$188	$179	$377	$367
Indexed Universal Life	76	74	74	76	73	157	149
Variable Universal Life (2)	239	244	257	258	251	488	509
Term	94	90	96	94	89	188	183
Employee Benefits	63	49	57	63	66	105	129
Other (1)	4	4	5	4	4	8	8
Total	661	668	668	683	662	1,323	1,345
Total Gross Premiums	$760	$769	$776	$786	$770	$1,538	$1,556

In-force Metrics
In-force Face Amount by Product (3) (in billions):
Universal Life (4)	$44.4	$43.7	$43.1	$42.5	$42.0	$44.4	$42.0
Indexed Universal Life	27.7	27.6	27.5	27.3	27.2	27.7	27.2
Variable Universal Life (5)	132.6	132.8	133.4	133.9	134.8	132.6	134.8
Term	214.7	213.0	211.9	210.5	209.6	214.7	209.6
Whole Life	1.2	1.2	1.1	1.2	1.1	1.2	1.1
Total	$420.6	$418.3	$417.0	$415.5	$414.7	$420.6	$414.7

In-force Policy Count by Product (3) (in thousands):
Universal Life (4)	132	130	129	127	125	132	125
Indexed Universal Life	65	64	64	64	63	65	63
Variable Universal Life (5)	293	293	293	292	292	293	292
Term	262	259	256	253	251	262	251
Whole Life	16	16	15	15	15	16	15
Total	768	762	757	751	746	768	746

Protection Solutions Reserves
General Account	$18,241	$18,243	$18,237	$18,137	$18,071	$18,241	$18,071
Separate Accounts	13,524	12,783	13,634	14,562	15,401	13,524	15,401
Total	$31,765	$31,026	$31,871	$32,699	$33,472	$31,765	$33,472

Notes:
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) 1Q'22 variable universal life renewals previously reported as $514 million during first quarter 2022. Amount updated to $249 million during second quarter 2022 to properly reflect variable universal life product renewals.
(3) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(4) Universal Life includes Guaranteed Universal Life.
(5) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

2Q 2023 Financial Supplement	22

Wealth Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	Change	6/30/2022	6/30/2023	Change

Revenues
Net investment income (loss)	$—	$1	$1	$2	$3	100.0%	$—	$5	100.0%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	368	352	348	360	388	5.4%	744	748	0.5%
Segment revenues	368	353	349	362	391	6.3%	744	753	1.2%

Benefits and other deductions
Commissions and distribution-related payments	245	231	225	228	243	(0.8)%	484	471	(2.7)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	91	92	94	91	94	3.3%	184	185	0.5%
Segment benefits and other deductions	336	323	319	319	337	0.3%	668	656	(1.8)%

Operating earnings (loss), before income taxes	32	30	30	43	54	68.8%	76	97	27.6%
Income taxes	(8)	(8)	(7)	(11)	(12)	(50.0)%	(20)	(23)	(15.0)%
Operating earnings (loss), before noncontrolling interest	24	22	23	32	42	75.0%	56	74	32.1%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$24	$22	$23	$32	$42	75.0%	$56	$74	32.1%
						1.2824427480916			1.2824427480916
Revenue by Activity Type

Investment management, service fees and other income :
Investment management and advisory fees	$135	$125	$120	$127	$134	(0.7)%	$274	$261	(4.8)%
Distribution fees	227	219	213	218	239	5.0%	461	456	(1.0)%
Interest Income	2	5	8	11	13	701.8%	2	24	N/M
Service and Other income	5	3	6	4	3	(42.7)%	7	7	(4.8)%

Total Investment management, service fees and other income	$369	$351	$347	$360	$388	5.3%	$744	$748	0.6%
Summary Metrics
Pre-tax operating margin	8.70%	8.50%	8.60%	11.88%	13.81%		10.22%	12.88%

Net flows	1,161	1,117	575	1,418	1,345	15.8%	2,806	2,763	(1.5)%

Total AUA	$70,411	$68,393	$72,406	$75,640	$80,421	14.2%	$70,411	$80,421	14.2%

2Q 2023 Financial Supplement	23

Wealth Management - Select Operating Metrics

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	6/30/2022	6/30/2023

AUA Roll-forward
Advisory assets :
Beginning assets	$49,150	$43,994	$42,645	$45,544	$47,844	$50,575	$45,544
Net flows	988	809	186	828	697	2,519	1,525
Market appreciation (depreciation) and other	(6,144)	(2,157)	2,713	1,473	2,321	(9,100)	3,793
Total advisory ending assets	$43,994	$42,645	$45,544	$47,845	$50,862	$43,994	$50,862

Brokerage and direct assets	$26,417	$25,748	$26,862	$27,796	$29,559	$26,417	$29,559

Total Wealth Management assets
Beginning assets	$78,873	$70,411	$68,393	$72,406	$75,640	$82,794	$72,406
Net flows	1,161	1,117	575	1,418	1,345	2,806	2,763
Market appreciation (depreciation) and other	(9,623)	(3,135)	3,437	1,816	3,436	(15,189)	5,252
Total Wealth Management ending assets	$70,411	$68,393	$72,406	$75,640	$80,421	$70,411	$80,421

Cash balances	$3,748	$3,672	$3,566	$3,200	$2,926	$3,748	$2,926

Advisors
Advisors	4,166	4,129	4,258	4,124	4,101	4,166	4,101
Revenue per advisor TTM ($ thousands)	N/A	N/A	$344	$343	$350	N/A	$350

Sales by Product Type
Advisory	$2,379	$2,114	$1,850	$2,316	$2,315	$5,124	$4,631
Brokerage and Direct	654	805	907	1,099	1,172	1,365	2,271
Retirement, Premiums and Deposits	2,597	2,713	2,877	3,024	3,231	5,157	6,255
Total sales	$5,631	$5,632	$5,634	$6,439	$6,718	$11,646	$13,157

2Q 2023 Financial Supplement	24

Legacy - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	Change	6/30/2022	6/30/2023	Change

Revenues
Policy charges, fee income and premiums	$37	$37	$30	$34	$44	18.9%	$72	$78	8.3%
Net investment income (loss)	59	65	67	66	60	1.7%	120	126	5.0%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	103	102	104	106	99	(3.9)%	222	205	(7.7)%
Segment revenues	199	204	201	206	203	2.0%	414	409	(1.2)%

Benefits and other deductions
Policyholders’ benefits	38	45	48	46	61	60.5%	74	107	44.6%
Remeasurement of liability for future policy benefits	1	(1)	(1)	—	—	(100.0)%	2	—	(100.0)%
Interest credited to policyholders’ account balances	13	13	11	12	12	(7.7)%	25	24	(4.0)%
Commissions and distribution-related payments	47	42	43	43	43	(8.5)%	102	86	(15.7)%
Amortization of deferred policy acquisition costs	17	16	16	16	16	(5.9)%	33	32	(3.0)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	14	26	7	18	19	35.7%	33	37	12.1%
Segment benefits and other deductions	130	141	124	135	151	16.2%	269	286	6.3%

Operating earnings (loss), before income taxes	69	63	77	71	52	(24.6)%	145	123	(15.2)%
Income taxes	(12)	(13)	(12)	(11)	(7)	41.7%	(25)	(18)	28.0%
Operating earnings (loss), before noncontrolling interest	57	50	65	60	45	(21.1)%	120	105	(12.5)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$57	$50	$65	$60	$45	(21.1)%	$120	$105	(12.5)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	N/A	N/A	$235	$232	$220	N/A	N/A	$220	N/A

Average Account Value (TTM)	$30,893	$24,854	$22,905	$21,721	$21,686	N/A	$30,893	$21,686	N/A

Return on assets (TTM)	N/A	N/A	1.24%	1.29%	1.21%		N/A	1.21%

Net flows (1)	$(531)	$(499)	$(589)	$(523)	$(569)	(7.2)%	$(1,144)	$(1,092)	4.5%

In-force Policy Count by Product (in thousands) (2):	308	303	299	293	287		308	287

Notes:
Some financial metrics have been revised for prior periods; for additional information, please refer to the 10-Q
(1) Net flows excluded as it relates to AV ceded to Venerable for the discrete periods of June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023 and for the six months ended June 30, 2022 and 2023 were $(266) million, $(258) million, $(312) million, $(292) million, $(269) million, $(582) million and $(561) million, respectively.
(2) As of June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023 and June 30, 2023, In-force Policy Count by Product presented on a gross basis includes 102 thousand, 101 thousand, 99 thousand, 98 thousand and 96 thousand ceded policies, respectively, related to the Venerable transaction.

2Q 2023 Financial Supplement	25

Legacy - Select Operating Metrics
	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	6/30/2022	6/30/2023

Account Values
General Account:
Balance as of beginning of period	$973	$960	$947	$925	$905	$988	$925
Net flows (1)	(18)	(20)	(27)	(26)	(24)	(40)	(50)
Investment performance, interest credited and policy charges (2)	5	7	5	6	6	12	12
Ceded to Venerable	—	—	—	—	—	—	—
Balance as of end of period	$960	$947	$925	$905	$887	$960	$887
Separate Accounts:
Balance as of beginning of period	$25,785	$21,553	$19,922	$20,557	$21,115	$28,287	$20,557
Net flows (1)	(513)	(479)	(562)	(497)	(545)	(1,104)	(1,042)
Investment performance, interest credited and policy charges (2)	(3,719)	(1,152)	1,197	1,055	915	(5,630)	1,970
Ceded to Venerable	—	—	—	—	—	—	$—
Balance as of end of period	$21,553	$19,922	$20,557	$21,115	$21,485	$21,553	$21,485
Total:
Balance as of beginning of period	$26,758	$22,513	$20,869	$21,482	$22,020	$29,275	$21,482
Net flows (1)	(531)	(499)	(589)	(523)	(569)	(1,144)	(1,092)
Investment performance, interest credited and policy charges (2)	(3,714)	(1,145)	1,202	1,061	921	(5,618)	1,982
Ceded to Venerable	—	—	—	—	—	—	—
Balance as of end of period	$22,513	$20,869	$21,482	$22,020	$22,372	$22,513	$22,372
Net Amount at Risk (NAR)
Total GMIB NAR (3)	$4,201	$3,535	$3,211	$3,135	$2,992	$4,201	$2,992
Total GMDB NAR (3)	$11,358	$12,207	$11,428	$10,696	$10,082	$11,358	$10,082
MRB Reserves (Net of Reinsurance)	$3,985	$3,877	$4,287	$3,414	$2,797	$3,985	$2,797

Notes:
(1) Net flows excluded as it relates to AV ceded to Venerable for the discrete periods of June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023 and for the six months ended June 30, 2022 and 2023 were $(266) million, $(258) million, $(312) million, $(292) million, $(269) million, $(582) million and $(561) million, respectively.
(2) Investment performance, interest credited and policy charges of $(2.2) billion, $(721) million, $689 million,$671 million, $575 million, 508 million, $(3.4) billion, and 1.1 billion for the three months ended June 30, 2022, September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023 and for the six months ended June 30, 2022 and 2023, respectively, are not included as it excludes activity related to ceded AV to Venerable.
(3) Balance for the three months ended March 31, 2023 was revised from previously filed financial statement supplement.

2Q 2023 Financial Supplement	26

Investments

2Q 2023 Financial Supplement	27

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2022		June 30, 2023
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$63,361	65.1%	$65,351	62.0%
Fixed maturities, at fair value using the fair value option	1,508	1.5%	1,574	1.5%
Mortgage loans on real estate	16,481	16.9%	17,364	16.5%
Policy loans	4,033	4.1%	4,061	3.9%
Other equity investments	3,152	3.2%	3,264	3.1%
Other invested assets	3,885	4.0%	5,235	5.0%
Subtotal investment assets	92,420	94.9%	96,849	91.9%
Trading securities	677	0.7%	873	0.8%
Total investments	93,097	95.6%	97,722	92.7%
Cash and cash equivalents	4,281	4.4%	7,693	7.3%
Total	$97,378	100.0%	$105,415	100.0%

General Account AFS Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$13,537	18.7%	$13,722	18.7%
Manufacturing	11,797	16.3%	11,317	15.4%
Utilities	6,808	9.4%	6,725	9.2%
Services	8,299	11.5%	8,388	11.4%
Energy	3,740	5.2%	3,719	5.1%
Retail and wholesale	3,394	4.7%	3,466	4.7%
Transportation	2,277	3.2%	2,333	3.2%
Other	124	0.2%	131	0.2%
Total corporate securities	49,976	69.2%	49,801	67.9%
U.S. government and agency	7,054	9.8%	6,998	9.5%
Residential mortgage-backed (2)	908	1.3%	1,389	1.9%
Preferred stock	41	0.1%	41	0.1%
State & municipal	609	0.8%	622	0.8%
Foreign governments	985	1.4%	894	1.2%
Commercial mortgage-backed	3,823	5.3%	3,889	5.3%
Asset-backed securities	8,859	12.3%	9,741	13.3%
Total	$72,255	100.0%	$73,375	100.0%

General Account AFS Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$44,612	61.7%	$46,440	63.3%
Baa (NAIC Designation 2)	24,843	34.4%	24,373	33.2%
Investment grade	69,455	96.1%	70,813	96.5%
Below investment grade (NAIC Designation 3 and 4)	2,800	3.9%	2,562	3.5%
Total	$72,255	100.0%	$73,375	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

2Q 2023 Financial Supplement	28

Consolidated Results of General Account Investment Portfolio

	For the Six Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	June 30, 2022		June 30, 2023		December 31, 2022
	Yield	Amount (2)	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	3.39%	$1,236	4.03%	$1,464	3.57%	$2,619
Ending assets		73,443		73,413		72,255
Mortgages:
Income (loss)	3.85%	276	4.42%	375	3.92%	587
Ending assets		14,480		17,364		16,481
Other Equity Investments (1):
Income (loss)	10.52%	163	2.55%	45	5.21%	171
Ending assets		3,462		3,575		3,433
Policy Loans:
Income	5.49%	110	5.11%	103	5.35%	215
Ending assets		4,020		4,061		4,033
Cash and Short-term Investments:
Income	(0.34)%	(4)	(3.00)%	(40)	(1.44)%	(24)
Ending assets		2,069		4,773		1,419
Funding Agreements:
Interest expense and other		(35)		(194)		(156)
Ending (liabilities)		(7,286)		(8,875)		(8,501)
Total invested Assets:
Income	3.88%	1,746	3.84%	1,753	3.79%	3,412
Ending assets		90,188		94,311		89,120
Short Duration Fixed Maturities:
Income (loss)	3.58%	2	3.97%	2	3.62%	5
Ending assets		137		67		87
Total Net Investment Income:
Investment income	3.87%	1,748	3.84%	1,755	3.79%	3,417
Less: investment fees (3)	(0.14)%	(64)	(0.17)%	(78)	(0.15)%	(138)
Investment income, net	3.73%	$1,684	3.67%	$1,677	3.63%	$3,279
General Account Ending Net Assets		$90,325		$94,378		$89,207
Operating Earnings adjustments:
Funding Agreements interest expense		35		194		156
AB and other non-General Account investment income		(32)		131		84
Operating Net investment income (loss)		$1,687		$2,002		$3,519
Notes:

(1) Includes, as of June 30, 2022, June 30, 2023 and December 31, 2022, $369 million, $466 million and $400 million of other invested assets. Amounts for certain consolidated VIE investments are shown net of associated non-controlling interest.
(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.
(3) Cash and ST net of collateral expense. Investment fees are inclusive of investment management fees paid to AB.

2Q 2023 Financial Supplement	29

Additional Information

2Q 2023 Financial Supplement	30

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	6/30/2022	6/30/2023

TOTAL
Beginning balance	$6,180	$6,254	$6,322	$6,369	$6,419	$6,113	$6,369
Capitalization of commissions, sales and issue expenses	219	215	198	202	248	429	450
Amortization	(145)	(147)	(151)	(152)	(155)	(288)	(307)
Ending balance	$6,254	$6,322	$6,369	$6,419	$6,512	$6,254	$6,512

Individual Retirement
Beginning balance	$3,065	$3,127	$3,180	$3,219	$3,264	$3,013	$3,219
Capitalization of commissions, sales and issue expenses	144	137	126	134	175	276	309
Amortization	(82)	(84)	(87)	(89)	(92)	(162)	(181)
Ending balance	$3,127	$3,180	$3,219	$3,264	$3,347	$3,127	$3,347

Group Retirement
Beginning balance	$778	$785	$792	$800	$804	$771	$800
Capitalization of commissions, sales and issue expenses	21	22	23	19	19	43	38
Amortization	(14)	(15)	(15)	(15)	(15)	(29)	(30)
Ending balance	$785	$792	$800	$804	$808	$785	$808

Protection Solutions
Beginning balance	$1,579	$1,596	$1,614	$1,630	$1,644	$1,559	$1,630
Capitalization of commissions, sales and issue expenses	46	47	46	43	46	95	89
Amortization	(29)	(29)	(30)	(29)	(30)	(58)	(59)
Ending balance	$1,596	$1,614	$1,630	$1,644	$1,660	$1,596	$1,660

Legacy
Beginning balance	$623	$614	$606	$593	$583	$631	$593
Capitalization of commissions, sales and issue expenses	8	9	3	6	8	16	14
Amortization	(17)	(17)	(16)	(16)	(16)	(33)	(32)
Ending balance	$614	$606	$593	$583	$575	$614	$575

Corporate and Other
Beginning balance	$135	$132	$130	$127	$124	$139	$127
Capitalization of commissions, sales and issue expenses	—	—	—	—	—	(1)	—
Amortization	(3)	(2)	(3)	(3)	(2)	(6)	(5)
Ending balance	$132	$130	$127	$124	$122	$132	$122

2Q 2023 Financial Supplement	31

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Non-GAAP Operating ROE, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.

Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and the variable annuity product MRBs. This is a large source of volatility in net income.

Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
•
Items related to variable annuity product features, which include: (i) changes in the fair value of market risk benefits and purchased market risk benefits, including the related attributed fees and claims, offset by derivatives and other securities used to hedge the market risk benefits which result in residual net income volatility as the change in fair value of certain securities is reflected in OCI and due to our statutory capital hedge program; and (ii) market adjustments to deposit asset or liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk;

• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
•
Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•
Other adjustments, which primarily include restructuring costs related to severance and separation, lease write-offs related to non-recurring restructuring activities, COVID-19 related impacts, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses and realized capital gains/losses from sales or disposals of select securities, certain legal accruals; and a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies; and

• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and a decrease of deferred tax valuation allowance.
Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

2Q 2023 Financial Supplement	32

Use of Non-GAAP Financial Measures

Non-GAAP Operating ROE
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred stock dividends by diluted common shares outstanding.

2Q 2023 Financial Supplement	33

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	6/30/2022	6/30/2023

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$967	$594	$62	$177	$759	$1,497	$936
Adjustments related to:
Variable annuity product features	(1,031)	(675)	129	861	(65)	(1,647)	796
Investment gains (losses), net	231	333	55	87	56	557	143
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	19	19	25	9	9	38	18
Other adjustments (1) (2)	177	50	150	45	62	405	107
Income tax (expense) benefit related to above adjustments	127	58	(76)	(210)	(13)	136	(223)
Non-recurring tax items	3	7	3	(605)	(367)	6	(972)
Non-GAAP Operating Earnings	$493	$386	$348	$364	$441	$992	$805

Net income (loss) attributable to Holdings (3)	$2.54	$1.58	$0.17	$0.49	$2.13	$3.87	$2.60
Less: Preferred stock dividends	0.07	0.04	0.07	0.04	0.07	0.10	0.11
Net income (loss) available to Holdings' common shareholders	2.47	1.54	0.10	0.45	2.06	3.77	2.49
Adjustments related to:
Variable annuity product features	(2.71)	(1.79)	0.35	2.36	(0.18)	(4.27)	2.21
Investment gains (losses), net	0.61	0.88	0.15	0.24	0.16	1.44	0.40
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.05	0.05	0.07	0.02	0.03	0.10	0.05
Other adjustments (1) (2)	0.47	0.13	0.39	0.13	0.17	1.05	0.30
Income tax (expense) benefit related to above adjustments	0.33	0.15	(0.20)	(0.58)	(0.04)	0.35	(0.62)
Non-recurring tax items (4)	0.01	0.02	0.01	(1.66)	(1.03)	0.02	(2.70)
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders	$1.23	$0.99	$0.87	$0.96	$1.17	$2.46	$2.13

Book Value per common share
Book Value per common share	$10.99	$5.00	$(0.44)	$6.10	$5.69	$10.99	$5.69
Less: Per share impact of AOCI	(11.05)	(18.57)	(24.63)	(18.15)	(20.39)	(11.05)	(20.39)
Book value per common share (ex. AOCI)	$22.04	$23.56	$24.19	$24.25	$26.08	$22.04	$26.08

Notes:
(1) Includes certain gross legal expenses related to the cost of insurance litigation and claims related to a commercial relationship of $35 million, $107 million, $35 million and $166 million for the three and six months ended June 30, 2023 and 2022, respectively. Includes policyholder benefit costs of $75 million for the six months ended June 30, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market. The legal accruals impact per common share is $0.10, $0.28, $0.10 and $0.43 for the three and six months ended June 30, 2023 and 2022, respectively. Includes policyholder benefit costs of $0.19 for the six months ended June 30, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market.
(2) Includes Non-GMxB related derivative hedge losses of $7 million, ($38) million, $9 million and ($40) million for the three and six months ended June 30, 2023 and 2022, respectively. The impact per common share is $0.02, $(0.10), $0.03 and $(0.10) for the three and six months ended June 30, 2023 and 2021, respectively.
(3) For periods with a net loss, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.
(4) For the three and six months ended June 30, 2023, non-recurring tax items reflect primarily the effect of uncertain tax positions for a given audit period and a decrease of the deferred tax valuation allowance of $376 million and $990 million.

2Q 2023 Financial Supplement	34

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$2,153	$1,800	$1,592
Adjustments related to:
Variable annuity product features	(2,193)	(716)	250
Investment (gains) losses	945	706	531
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	82	72	62
Other adjustments	605	422	307
Income tax (expense) benefits related to above adjustments	118	(101)	(241)
Non-recurring tax items	16	(592)	(962)
Non-GAAP Operating Earnings	$1,726	$1,591	$1,539

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$2,153	$1,800	$1,592
Less: Preferred stock	(80)	(80)	(80)
Net income (loss) available to Holdings' common shareholders	$2,073	$1,720	$1,512
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,381	$8,641	$8,848

Return on Equity (ex. AOCI)	24.7%	19.9%	17.1%

Non-GAAP Operating Earnings	$1,726	$1,591	$1,539
Less: Preferred stock	(80)	(80)	(80)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$1,646	$1,511	$1,459
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,381	$8,641	$8,848

Non-GAAP Operating Return on Equity (ex. AOCI)	19.6%	17.5%	16.5%

2Q 2023 Financial Supplement	35

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$7,927	$5,702	$3,411	$1,401	$3,754	$3,553
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	6,365	4,140	1,849	(161)	2,192	1,991
Less: Accumulated other comprehensive income (loss)	(1,304)	(4,165)	(6,870)	(8,992)	(6,516)	(7,142)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$7,669	$8,305	$8,719	$8,831	$8,708	$9,133

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023

Equity Reconciliation - Twelve Month Rolling Average (2)
Total equity attributable to Holdings' shareholders	$4,610	$3,567	$3,030
Less: Preferred Stock	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	3,048	2,005	1,468
Less: Accumulated other comprehensive income (loss)	(5,333)	(6,636)	(7,380)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,381	$8,641	$8,848

2Q 2023 Financial Supplement	36

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. AV reflected net of reinsurance.
Advisory Assets - Assets invested in a variety of investments using an asset allocation model designed for the client’s objectives. The client is charged a fee based on the value of the assets in the account.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance as of end of period
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Brokerage Assets - Brokerage accounts which allow clients a variety of investments, including mutual funds, exchange traded Products, equities and fixed income, to be managed in one account. The client is charged for all buy and sell transactions.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Direct Assets - Mutual Funds purchased through and registered directly with an Asset Management Company, no other agents, such as brokers or distributors, are involved in the transactions.
Equitable Advisors - means AXA Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means AXA Equitable Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of AEFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Inv Mgmt and Research - Abbreviation for Investment Management and Research.
Legacy - The Legacy segment consists of our fixed-rate GMxB business written prior to 2011. In 2023, we began reporting this business separately from our Individual Retirement business.
Liability for future policy benefits - the liability related to life insurance policies such as non-participating traditional life insurance policies (Term) and limited pay contracts (Payout, Pension).
Market risk benefits - (“MRBs”) are contracts or contract features that provide protection to the contract holder from other than nominal capital market risk and expose the Company to other than nominal capital market risk. Market risk benefits include contract features that provide minimum guarantees to policyholders and include GMIB, GMDB, GMWB, GMAB, and ROP DB benefits.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Pre-tax operating margin - Calculated as operating earnings, before income taxes, divided by revenue.
Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.

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Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes, divided by trailing twelve months average account value.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Revenue per advisor - Calculated as trailing twelve months revenue, divided by the average number of advisors for each of the most recent four quarters
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

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Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm		Analyst			Phone Number

Barclays		Tracy Benguigui			1 (212) 526-1561
Citi		Michael Ward			1 (212) 816-4269
Evercore ISI		Thomas Gallagher			1 (212) 446-9439
Goldman Sachs		Alex Scott			1 (212) 902-9592
Jefferies		Suneet Kamath			1 (212) 778-8602
J.P. Morgan		Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods		Ryan Krueger			1 (860) 722-5930
Morgan Stanley		Nigel Dally			1 (212) 761-4132
Raymond James		Wilma Burdis			1 (727) 567-9371
Truist Securities		Mark Hughes			1 (615) 748-4422
UBS		Brian Meredith			1 (212) 713-2492
Wells Fargo Securities		Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

			A.M. Best	S&P	Moody’s
Last review date			Feb '23	Jun '23	May '23

Financial Strength Ratings:
Equitable Financial Life Insurance Company			A	A+	A1
Equitable Financial Life Insurance Company of America			A	A+	A1

Credit Ratings:
Equitable Holdings, Inc.			bbb+	BBB+	Baa1
AllianceBernstein L.P. (1)			—	A	A2

Investor and Media Contacts

Contact Investor Relations				Contact Media Relations
Thomas Lewis	Jake Miller			Todd Williamson
(212) 314-2476				(212) 314-2010
IR@equitable.com				MediaRelations@equitable.com
ir.equitableholdings.com				www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of Sep '22, Moody’s as of Apr '23.

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